SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 27, 2003

Date of Report (Date of Earliest Event Reported)

ONYX SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-25361 (Commission File No.)	91-1629814 (IRS Employer Identification No.)

1100-112th Avenue NE, Suite 100, Bellevue, Washington 98004-4504

(Address of Principal Executive Offices) (Zip Code)

(425) 451-8060

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1 Press Release of Onyx Software Corporation dated October 27, 2003

Item 12. Results of Operations and Financial Condition

     On October 27, 2003, Onyx Software Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION

Dated: October 27, 2003	By: /s/ BRIAN C. HENRY Brian C. Henry Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Onyx Software Corporation dated October 27, 2003